UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2023

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	DCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On March 20, 2023, Ducommun LaBarge Technologies, Inc. (the “Buyer”), a wholly owned subsidiary of Ducommun Incorporated (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) by and among BLR Aerospace, L.L.C. (“BLR”), Crescent Capital Aerospace, L.L.C. (“CCA”) and Michael Carpenter (“Carpenter,” together with CCA, the “Sellers”), CCA in its capacity as Seller Representative, and the Company (solely for purposes of Section 7.07 of the Agreement), to acquire 100% of the membership interests of BLR (the “Transaction”). The Transaction is subject to customary closing conditions and regulatory approval, and is expected to be completed during the second quarter of 2023. The purchase price for the Transaction is $115 million, net of cash acquired, subject to adjustments for working capital.

The Agreement contains customary representations and warranties, covenants, agreements and termination rights of the parties thereto. In connection with entering into the Agreement, the Buyer purchased a representations and warranties insurance policy as recourse for certain losses arising out of a breach of certain of the representations and warranties of BLR and the Sellers included in the Agreement. The representations and warranties insurance policy is subject to certain policy limits, exclusions, deductibles and other terms and conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about BLR, the Sellers, Buyer or the Company. In particular, the representations, warranties and covenants contained in the Agreement (i) were made only for purposes of that agreement, (ii) were solely for the benefit of the parties to the Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission (the “SEC”).

Item 7.01	Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On March 21, 2023, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Securities Purchase Agreement dated March 20, 2023 by and between Ducommun LaBarge Technologies, Inc., Ducommun Incorporated, solely for purposes of Section 7.07, BLR, L.L.C., Crescent Capital Aerospace, L.L.C. and Michael Carpenter.*

99.1	Press Release dated March 21, 2023 relating to the Transaction.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and Exhibits have been omitted. The Company agrees to furnish supplemental copies of any of the omitted schedules to the SEC upon request

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to the acquisition of BLR Aerospace, LLC discussed above, including statements relating to Ducommun’s expectations relating to the closing of the acquisition. The Company generally use the words “believe,” “expect,” and similar expressions to identify forward-looking statements. These statements are based on assumptions currently believed to be valid, but they involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements. Important uncertainties that could cause our actual results to differ from those expressed in the forward-looking statements are identified in the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof, and Ducommun does not undertake any obligation to (and expressly disclaims any such obligation to) update the forward looking statements to reflect subsequent events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2023

DUCOMMUN INCORPORATED (Registrant)

By:	/s/ Christopher D. Wampler
Name:	Christopher D. Wampler
Title:	Vice President, Chief Financial Officer, Controller and Treasurer